UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2005
                                                         ----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-31565                06-1377322
 ------------------------------    --------------------    ---------------------
  (State or other jurisdiction          Commission           (I.R.S. Employer
of incorporation or organization        File Number         Identification No.)
)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------



ITEM 8.01:  Other Events
            ------------

     On October 11, 2005, New York Community Bancorp, Inc. (the "Company") announced that its Board of Directors declared a quarterly cash dividend of $0.25 per share, payable on November 16, 2005 to shareholders of record at the close of business on November 1, 2005.


ITEM 9.01:  Financial Statements and Exhibits
            ---------------------------------

     (c) Attached as Exhibit 99.1 is the press release issued by the Company on October 11, 2005 announcing the declaration of a quarterly cash dividend.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 11, 2005                    NEW YORK COMMUNITY BANCORP, INC.
       ----------------

                                           /s/ Joseph R. Ficalora
                                           ----------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                    EXHIBITS
                                    --------


Exhibit 99.1               Press release issued on October 11, 2005.
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